Execution Version

AMENDMENT NO. 5 TO CREDIT AGREEMENT

AMENDMENT NO. 5 TO CREDIT AGREEMENT, dated April 14, 2023 (this “Fifth

Amendment”), is made by and among WDB Holding PA, Inc., a Pennsylvania corporation (the “Borrower”), the Loan Parties party hereto and Acquiom Agency Services LLC, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of December 18, 2020, as amended by Amendment No. 1, dated as of April 28, 2022, Amendment No. 2, dated as of November 11, 2022, Amendment No. 3, dated as of December 15, 2022 and Amendment No.4 dated March 15, 2023 (as further amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Fifth Amendment, the “Amended Credit Agreement”), by and among the Borrower, the Lenders from time to time party thereto, the Administrative Agent and the Collateral Agent (capitalized terms used but not defined herein having the meaning provided in the Amended Credit Agreement);

WHEREAS, the Borrower has requested that the Lenders consent to certain amendments to the Credit Agreement on the terms set forth herein, which amendments are permitted with the consent of the Lenders as required by Section 9.02(b) of the Existing Credit Agreement;

WHEREAS, the Administrative Agent has received consent to the amendments contemplated hereby from such Lenders and, accordingly, on behalf of such Lenders, consents, on the terms and subject to the conditions set forth below, to this Fifth Amendment; and

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used in this Fifth Amendment, including in the preamble and the recitals hereto, and not otherwise defined herein, shall have the meanings assigned to such terms in the Amended Credit Agreement.

SECTION 2. Amendments to Existing Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3 and in reliance upon the representations and warranties of the Loan Parties set forth in Section 4, the Existing Credit Agreement is hereby amended in its entirety to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as follows:

(a)
amend the definition of “Change of Control” in Section 1.01 of the Existing Credit Agreement as follows:

“Change of Control” means an event or series of events by which (a) any person or group of persons acting jointly or in concert (as such expression is defined in National Instrument 62-104 –Take-Over Bids and Issuer Bids adopted by the Canadian Securities Regulatory Authorities (as such Instrument may be amended from time to time))

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beneficially owns, directly or indirectly, more than 50% or more of the Equity Interests of the Canadian Parent entitled to vote for members of the board of directors or equivalent governing body of the Canadian Parent on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right), (b) any person or group of persons, acting jointly or in concert (as such expression is defined in National Instrument 62-104 – Take-Over Bids and Issuer Bids adopted by the Canadian Securities Regulatory Authorities (as such Instrument may be amended from time to time)) acquires the power to direct, or cause the direction of, management, business or policies of the Canadian Parent, whether through the ability to exercise voting power, by contract or otherwise, (c) the American Parent ceases to directly own 100% of the Equity Interests of the Borrower (except pursuant to a transfer of Equity Interests of the Borrower to another wholly-owned Subsidiary of the Canadian Parent in connection with which all such Equity Interests of the Borrower are pledged to the Agent for the benefit of the Lenders by such acquiring Subsidiary), (d) the Canadian Parent ceases to indirectly own ~~100%~~ greater than 99.0% of the Equity Interests of the Borrower, or (e) any person or group of persons acting jointly or in concert (as such expression is defined in National Instrument 62-104 – Take-Over Bids and Issuer Bids adopted by the Canadian Securities Regulatory Authorities (as such Instrument may be amended from time to time)) succeed in having a sufficient number of nominees elected to the board of directors of the Canadian Parent that such nominees, when added to any existing director remaining on the board of directors of the Canadian Parent, will constitute a majority of the board of directors of the Canadian Parent.

(b)
in Section 1.01 of the Existing Credit Agreement, insert a new definition of “2023 IRS Payment Plan” in alphabetical order as follows:

“2023 IRS Payment Plan” shall mean the partial pay installment plan that Borrower and American Parent intend to enter into with the Internal Revenue Services in respect of state and federal taxes payable in respect of the fiscal year ending December 31, 2022 by Borrower and American Parent over an extended timeframe.

(c)
amend Section 3.09 (Taxes) of the Existing Credit Agreement as follows:

SECTION 3.09 Taxes. The Borrower and its Subsidiaries have filed all federal, state, provincial, territorial and other tax returns and reports required to be filed, and have paid all federal, state, provincial, territorial and other taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except (a) Taxes that are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves are being maintained in accordance with IFRS , (b) Taxes that are being paid in accordance with the 2023 IRS Payment Plan, or ~~(b)~~(c) to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

(d)
amend Section 5.08 (Payment of Obligations) of the Existing Credit Agreement as follows:

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SECTION 5.08 Payment of Obligations. The Borrower will, and will cause each of its Subsidiaries to, pay, discharge or otherwise satisfy as the same shall become due and payable, all of its obligations and liabilities, including Tax liabilities, except ~~unless~~ (a) obligations and liabilities, including Tax liabilities that ~~the same~~ are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Borrower or such Subsidiary, (b) Tax liabilities that are being paid in accordance with the 2023 IRS Payment Plan, or ~~except~~ (c) to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

(e)
amend paragraph (l) of Section 6.01 (Indebtedness) of the Existing Credit Agreement as follows:

(l) ~~unsecured~~ Indebtedness representing (i) any Taxes to the extent such Taxes are being contested by any Loan Party in good faith by appropriate proceedings and adequate reserves are being maintained by such Loan Party in accordance with Applicable Accounting Principles, and (ii) any Taxes payable pursuant to the 2023 IRS Payment Plan;.

(f)
amend paragraph (c) of Section 6.02 (Liens) of the Existing Credit Agreement as follows:

(c) Liens for (i) Taxes or other governmental charges not yet due or that are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with Applicable Accounting Principles, or for property Taxes on property that any Loan Party has determined to abandon if the sole recourse for such Tax, assessment, charge, levy or claim is to such property and (ii) Taxes payable pursuant to the 2023 IRS Payment Plan;.

SECTION 3. Conditions to Effectiveness. This Fifth Amendment shall not become effective until each of the following conditions precedent have been satisfied (such date referred to herein as the “Fifth Amendment Effective Date”):

(a)
Fifth Amendment. The Administrative Agent shall have received this Fifth Amendment duly executed by the Loan Parties.

(b)
Authorization. All necessary corporate, limited liability, or other company action has been taken by each of the Loan Parties to enter into and perform its obligations under this Fifth Amendment and all other instruments and agreements required to be executed and delivered by any Loan Party hereunder.

(c)
Certificates. The Administrative Agent shall have received a certificate of a Responsible Officer of each Loan Party (or other person duly authorized by the constituent documents of such Loan Party) dated the Fifth Amendment Effective Date and certifying that

(i) attached thereto is a true and complete copy of the Organizational Documents of such Loan Party as in effect on the Fifth Amendment Effective Date (or certifying that there have been no changes to such Loan party’s Organizational Documents since last delivered to the

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Administrative Agent), (ii) that attached thereto is a true and complete copy of resolutions (or

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equivalent authorizing actions) duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member), authorizing the execution, delivery and performance of the Fifth Amendment, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Fifth Amendment Effective Date; and (iii) as to the incumbency and specimen signature of each officer or other duly authorized person executing the Fifth Amendment or any other document delivered in connection herewith on behalf of such Loan Party.

(d)
Good Standing Certificates. The Administrative Agent shall have received a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of the relevant jurisdiction) of each Loan Party as of a recent date from the applicable Governmental Authority (or other similar official or registry).

(e)
Costs and Expenses. The Borrower shall reimburse the Administrative Agent, the Collateral Agent and the Lenders for all reasonable and documented legal fees and other reasonable out-of-pocket expenses incurred in connection with the amendment to the Credit Agreement described herein.

Upon the occurrence of the Fifth Amendment Effective Date, the Administrative Agent shall provide a notice to the Parent, the Borrower, the Guarantors and the Lenders confirming that the Fifth Amendment Effective Date has occurred.

SECTION 4. Representations and Warranties. The Borrower and each other Loan Party represents and warrants to the Administrative Agent, the Collateral Agent and the Lenders on the date hereof that:

(a)
the execution, delivery and performance of this Fifth Amendment is within its corporate or other organizational powers and has been duly authorized by all necessary corporate or other organizational action of it;

(b)
this Fifth Amendment has been duly executed and delivered by it and is a legal, valid and binding obligation of it, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity and principles of good faith and dealing; and

(c)
the representations and warranties of the Borrower contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof (except in those cases where such representation or warranty expressly relates to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such date).

SECTION 5. Reaffirmation. Each Loan Party consents to the amendment of the Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Fifth Amendment, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this Fifth Amendment or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case, as amended by this Fifth Amendment. For greater certainty and without limiting the foregoing, each Loan Party hereby reaffirms (i) its grant to the Collateral Agent,

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for the benefit of the Lenders, of a continuing security interest in and Lien upon the Collateral of such Loan Party, whether now owned or hereafter acquired or arising, and wherever located, all as provided in the Loan Documents, and further acknowledges and agrees that the Loan Documents continue to secure the Obligations, as modified pursuant to this Fifth Amendment, to the same extent as prior to giving effect to this Fifth Amendment, and (ii) its obligations under the Guaranty Agreement shall remain in full force and effect after giving effect to this Fifth Amendment and the obligations under this this Fifth Amendment constitute “Obligations” for purposes of the Guarantee in accordance with the terms therein.

SECTION 6. Amendment, Modification and Waiver. This Fifth Amendment may not be amended, modified or waived except as permitted by Section 9.02 of the Credit Agreement.

SECTION 7. Entire Agreement. This Fifth Amendment and the other Loan Documents constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to “this Fifth Amendment”, “hereunder,” “hereof” or words of like import referring the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.

SECTION 8. Governing Law and Waiver of Right to Trial by Jury. THIS FIFTH AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF, OR RELATING TO THIS FIFTH AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE

LAW OF THE STATE OF NEW YORK. The jurisdiction, waiver of venue, waiver of defense of illegality, service of process and waiver of right to trial by jury provisions in Section 9.09(b) through

(e) and Section 9.10 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

SECTION 9. Severability. To the extent permitted by law, any provision of this Fifth Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 10. Counterparts; Electronic Signature. This Fifth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Delivery of an executed counterpart of a signature page of this Fifth Amendment by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of an original executed counterpart of this Fifth Amendment.

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SECTION 11. Loan Document; No Novation. On and after the Fifth Amendment Effective Date, this Fifth Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents (it being understood that for the avoidance of doubt this Fifth Amendment may be amended or waived solely by the parties hereto as set forth in 7 above). This Fifth Amendment shall not constitute a novation of the Credit Agreement or any of the Loan Documents.

SECTION 12. Lender Direction. The Administrative Agent is authorized and directed to execute and deliver this Fifth Amendment on the date hereof on behalf of the Lenders required to provide their consent pursuant to Section 9.02(b) of the Existing Credit Agreement.

SECTION 13. No Course of Dealing. This Fifth Amendment shall not establish a course of dealing or be construed as evidence of any willingness on any Lender’s part to grant other or future amendments, extensions or modifications, should any be requested.

[signature pages to follow]

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DocuSign Envelope ID: ECEADB3F-C517-4FB9-B139-34C46954CE77

IN WITNESS WHEREOF, each of the undersigned has caused this Fourth Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

WDB HOLDING PA, INC., as Borrower

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer

TERRASCEND CORP., as a Loan Party

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer

TERRASCEND USA, INC., as a Loan Party

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer

IHC MANAGEMENT LLC, as a Loan Party

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer

ILERA HEALTHCARE LLC, as a Loan Party

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer

[Signature Page – WDB - Amendment No. 5]

DocuSign Envelope ID: ECEADB3F-C517-4FB9-B139-34C46954CE77

ILERA DISPENSING LLC, as a Loan Party

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer

IHC REAL ESTATE GP, LLC, as a Loan Party

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer

IHC REAL ESTATE LP, as a Loan Party

By: IHC Real Estate GP, LLC, its General Partner

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer

ILERA SECURITY LLC, as a Loan Party

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer

235 MAIN STATE MERCERSBURG LLC, as a

Loan Party

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer

[Signature Page – WDB - Amendment No. 5]

DocuSign Envelope ID: ECEADB3F-C517-4FB9-B139-34C46954CE77

ILERA INVESTCO I, LLC, as a Loan Party

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer

ILERA DISPENSING 2 LLC, as a Loan Party

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer

ILERA DISPENSING 3 LLC, as a Loan Party

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer GUADCO LLC, as a Loan Party

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer

KCR HOLDINGS LLC, as a Loan Party

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer

PA STORE 299 LLC, as a Loan Party

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer

[Signature Page – WDB - Amendment No. 5]

ACQUIOM AGENCY SERVICES LLC, as

Administrative Agent and as Collateral Agent

By: /s/ Shon McCraw-Davis Name: Shon McCraw-Davis

Title: Director

[Signature Page – WDB - Amendment No. 5]